Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Viva International, Inc. (the “Company”) on Form 10-QSB for the period ended March 31, 2006, as filed with the Securities and Exchange Commission (the “Report”), the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of the undersigned’s knowledge, that:

(1)       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 18, 2007	By:	/s/ Calvin Humphrey Calvin Humphrey, Chief Executive Officer (Principal Executive Officer)

Dated: May 18, 2007	By:	/s/ Robert J. Scott Robert J. Scott, Chief Financial Officer (Principal Financial Officer)